SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENTS
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement   [ ]  Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           THE ASIA PACIFIC FUND, INC.

 ................................................................................
                (Name of Registrant as Specified In Its Charter)


 ................................................................................
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A
[ ]     $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)     Title of each class of securities to which transaction applies:
               .................................................................

        2)     Aggregate number of securities to which transaction applies:
               .................................................................

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               .................................................................

        4)     Proposed maximum aggregate value of transaction:
               .................................................................

        5)     Total fee paid:  ................................................

[X]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:
               .................................................................

        2)     Form, Schedule or Registration Statement No.:
               .................................................................

        3)     Filing Party:
               .................................................................

        4)     Date Filed:
               .................................................................

                           THE ASIA PACIFIC FUND, INC.
                                ONE SEAPORT PLAZA
                              NEW YORK, N.Y. 10292

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ------------------

To Our Stockholders:

    Notice is hereby given that the Annual Meeting of Stockholders of The Asia Pacific Fund, Inc. (the Fund) will be held on July 2, 1996, at 11:00 a.m., at 199 Water Street, New York, New York 10292, for the following purposes:

                1. To elect three Directors.

                2. To approve an amendment to the Articles of Incorporation to increase the authorized Common Stock of the Fund.


                3. To authorize the Board of Directors to approve from time to time the investment by the Fund in additional Asian countries (excluding Japan).


                4. To  ratify  the  selection  of  Deloitte  &  Touche   LLP  as
       independent public accountants of the Fund for the fiscal year ending March 31, 1997.

                5. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on May 27, 1996 as the record date for the determination of stockholders entitled to vote at the Meeting or any adjournment thereof.


                                    S. Jane Rose
                                    Secretary



Dated: May 28, 1996





- --------------------------------------------------------------------------------
    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.
- --------------------------------------------------------------------------------

                           THE ASIA PACIFIC FUND, INC.
                                ONE SEAPORT PLAZA
                              NEW YORK, N.Y. 10292

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

    This Proxy Statement is furnished by the Board of Directors of The Asia Pacific Fund, Inc. (the Fund) in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders to be held on July 2, 1996 at 11:00 a.m., at 199 Water Street, New York, New York 10292, the Fund's principal executive office. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.


    The most recent annual report for the Fund is being mailed to stockholders together with this Proxy Statement.


    If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of Directors, for proposals 2 through 4, and if any other business is presented at the meeting, in the best judgment of the persons named as Proxies. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting.

    If sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournment.

    If a Proxy that is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the shares represented thereby will be considered not to be present at the Meeting for purpose of determining the existence of a quorum for the transaction of business and be deemed not cast with respect to such proposal. If no instructions are received by the broker or nominee from the shareholder with reference to routine matters, the shares represented thereby may be considered for purposes of determining the existence of a quorum for the transaction of business and will be deemed cast with respect to such proposal. Also, a properly executed and returned Proxy marked with an abstention will be considered present at the Meeting for the purposes of determining the existence of a quorum for the transaction of business. However, abstentions and broker "non-votes" do not constitute a vote "for" or "against" the matter, but have the effect of a negative vote on matters which require approval by a requisite percentage of the outstanding shares.


    The close of business on May 27, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 18,903,278 shares of Common Stock outstanding and entitled to vote. Also on that date, no stockholder held of record or beneficially 5% or more of the Fund's outstanding shares of Common Stock. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed to stockholders of record on or about May 30, 1996.

    The expense of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of Prudential Mutual Fund Management, Inc. (PMF). In addition, the Fund's Board of Directors has authorized management to retain a proxy solicitation firm to assist in the solicitation of proxies for the Meeting. Management has selected Shareholder Communications Corporation as the proxy solicitation firm (the Proxy Solicitation Firm). The cost of solicitation by the Proxy Solicitation Firm is not expected to exceed $10,000 in fees and expenses and will be borne by the Fund.


    The Investment Manager of the Fund is Baring  International  Investment (Far
East) Limited, 1901 Edinburgh Tower, 15 Queens Road Central, Hong Kong, and the Administrator of the Fund is Prudential Mutual Fund Management, Inc., One Seaport Plaza, New York, New York 10292.

                              ELECTION OF DIRECTORS
                                (Proposal No. 1)

    The Fund's By-Laws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years with one class being elected each year. Each year the term of office of one class will expire.

    At the Meeting, three Class I Directors will be elected to serve for the ensuing three years, ending in 1999, and until their successors have been elected and qualified. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of Messrs. Chaipravat, Downey and Morrell (the nominees). Each of the nominees has consented to be named in this Proxy Statement and to serve as a Director if elected. Each of the Class I nominees is currently a Class I Director of the Fund and has previously been elected by stockholders. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend. All of the Fund's Directors were previously elected by stockholders. The affirmative vote of a plurality of all the votes cast at the Meeting is required to approve the election of a nominee.

    The following table sets forth certain information concerning each of the nominees and each Director of the Fund.

                         INFORMATION REGARDING DIRECTORS


                         Name, age, business experience                                                          Shares Owned at
               during the past five years and other directorships                     Position with Fund           May 17, 1996
               --------------------------------------------------                     ------------------         ---------------


                                Class I Directors
                (Nominated to be Elected for Term Expiring 1999)
Olarn  Chaipravat  (51),  President and Chief  Executive  Officer (since October           Director                    -0-
1992),  Director and Senior Executive Vice President (July  1990-September 1992)
and  Senior  Executive  Vice  President  (September  1987-June  1990),  The Siam
Commercial Bank, Public Company Limited, Thailand.


Michael J. Downey (52), Private Investor, previously,  Chairman (August 1990-May           Director                    4,674
1993),  Chief Executive  Officer and Director (June 1987-May 1993) and President
of PMF (June 1987-July  1990);  Director of Prudential  Securities  Group,  Inc.
(July 1991-May 1993);  President,  Asset  Management Group (July 1991-May 1993);
Executive Vice President,  (May 1989-May  1993),  Director (July 1985-June 1991)
and Senior Vice  President  (December  1983-May  1989) of Prudential  Securities
Incorporated (PSI); Director,  International Imaging Materials, Inc., The Merger
Fund, Value Asset Management, Inc. and The Simba Fund Limited.





                         Name, age, business experience                                                          Shares Owned at
               during the past five years and other directorships                     Position with Fund           May 17, 1996
               --------------------------------------------------                     ------------------         ---------------
John A. Morrell (68),  Principal, John  Morrell & Associates; Director,  Mercury           Director                    -0-
International  Investment Trust Ltd.; Govett Oriental Trust Plc; Govett Emerging
Markets  Investment  Trust Plc.;  Govett High Income  Investment  Trust Plc; HCG
Lloyds  Investment  Trust Plc;  Invesco Japan Discovery Trust Plc; Law Debenture
Corporation Plc.;  Lowland Investment Company Plc; Johnson Fry Utilities trusts;
PRICOA Worldwide  Investors  Portfolio;  Fidelity Asian Values Investment Trust;
The Romanian Fund and Fidelity Japan Values Trust; Member, Advisory Board to the
Trustees of the Atlantic Richfield Pension Fund. Previously, Executive Chairman,
Baring International Investment Ltd.; Director,  Baring International Investment
(Far East) Ltd.; Baring Asset Management Ltd.; Drayton Asia Trust Ltd. and Inner
London Board of National Westminster Bank.



                               Class II Directors
                              (Term Expiring 1997)


Robert H. Burns (66),  Chairman,  Robert H. Burns Holdings  Limited,  Hong Kong;           Director                   28,000
previously,  Chairman and Chief Executive Officer,  Regent International Hotels,
Limited, Hong Kong.

Douglas Tong Hsu (50), Director and President, Far Eastern Textile Ltd., Taiwan;           Director                    -0-
Director, the Baring Taiwan Fund Limited (since 1993).

*David G. P. Scholfield  (52),  Chairman,  Baring Mutual Fund  Management  S.A.;        President and                 11,700
Director, International Fund Managers UK Limited; Baring Asset Management (C.I.)           Director
Limited;  European and Asian Fund  Management  S.A.;  The Baring  Chrysalis Fund
Limited;  The Simba Fund Limited;  The Baring  Peacock Fund Limited;  The Baring
Taiwan Fund  Limited;  World Value Fund SICAF and  Divisional  Director,  Baring
International  Investment  Management  Limited.  Previously,  Managing Director,
Baring  International  Asset  Administration  Limited  and  Baring  Mutual  Fund
Management (Ireland) Limited and Director, The Greater China Fund, Inc.



                         Name, age, business experience                                                          Shares Owned at
               during the past five years and other directorships                     Position with Fund           May 17, 1996
               --------------------------------------------------                     ------------------         ---------------
                               Class III Directors
                              (Term Expiring 1998)

*Robert F. Gunia (49),  Director  (since  January  1989),  Chief  Administrative           Vice President             1,200
Officer  (since July 1990) and  Executive  Vice  President,  Treasurer and Chief            and Director
Financial  Officer (since June 1987),  Prudential  Mutual Fund Management,  Inc.
(PMF)  and  Senior  Vice  President  of PSI;  Director  (since  February  1992),
Nicholas-Applegate Growth Equity Fund, Inc.

*David J. Brennan (38),  Managing  Director,  Baring Asset  Management  Holdings          Vice President               -0-
Limited;  Baring Asset  Management  Limited;  Chairman,  Baring Asset Management           and Director
(Asia)  Limited;   Baring  Asset  Management  (Asia)  Holdings  Limited;  Baring
International Fund Managers Limited;  and Baring  International  Investment (Far
East) Limited;  Divisional Director, Baring International Investment Limited and
Baring  International  Investment  Management Limited;  Director,  Austin Assets
Limited; Baring International Fund Managers (Bermuda) Limited; Baring Korea Fund
Limited.

Don G. Hoff (60), Chairman  and  Chief Executive Officer, Intertec,  Inc. (since            Chairman of                690
1975);  Chairman  and  Chief  Executive  Officer,  Electronic Hair Styling, Inc.             the Board
(since  1995);  Director,  Prudential  Global  Fund,  Inc.;  Prudential  Pacific            and Director
Growth  Fund,  Inc.;  Prudential Global  Limited  Maturity  Fund,  Inc. and  The
Greater China Fund, Inc.


- -----------------
*Indicates "interested" Directors of the Fund, as defined in the Investment Company Act of 1940, as amended (the Investment Company
Act). Messrs. Scholfield and Brennan are deemed to be "interested" Directors of the Fund, by reason of their affiliations with
Baring International Investment (Far East) Limited. Mr. Gunia is deemed to be an "interested" Director of the Fund, by reason of his affiliation with PMF.



    As of May 17, 1996, the Directors and officers of the Fund as a group beneficially owned 46,264 (less than 1%) of the outstanding shares of Common Stock of the Fund. The Fund pays each of its Directors who is not an affiliated person (as defined in the Investment Company Act) of the Investment Manager or the Administrator an annual fee of US$10,000, plus US$750 for each Board or committee meeting attended. The Chairman of the Fund is paid an additional amount of US$2,500 annually. The Fund reimburses all Directors for their out-of-pocket travel expenses. For the fiscal year ended March 31, 1996, Directors' fees and expenses amounted to $86,000 and approximately $91,000, respectively. The Board of Directors does not have a compensation committee.

    The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Investment Manager or the Administrator and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other registered investment companies managed by Baring International Investment (Far East) Limited or any of its affiliates (Fund Complex) during the Fund's fiscal year ended March 31, 1996.



                               Compensation Table


                                                                                        Total
                                                    Pension or                       Compensation
                                                    Retirement                        From Fund
                                    Aggregate    Benefits Accrued  Estimated Annual    and Fund
                                   Compensation  As Part of Fund    Benefits Upon     Complex Paid
       Name and Position            From Fund       Expenses         Retirement       to Directors
       -----------------            ---------       --------         ----------       ------------

John A. Morrell-Director            $13,500           None              N/A            $13,500(1)*

Robert Burns-Director               $11,500           None              N/A            $11,500(1)*

Olarn Chaipravat-Director           $13,000           None              N/A            $13,000(1)*

Michael J. Downey-Director          $13,000           None              N/A            $13,000(1)*

Don G. Hoff-Director and Chairman   $14,250           None              N/A            $24,250(2)*

Douglas Tong Hsu-Director           $11,500           None              N/A            $11,500(1)*

Alfonso T. Yuchengco-Director+      $ 4,000           None              N/A            $ 4,000(1)*

- ---------------
+Mr. Yuchengco was a Director until June 16, 1995.
*Indicates number of funds in Fund Complex (including the Fund) to which aggregate compensation relates.

    There were two regularly scheduled meetings of the Fund's Board of Directors for the fiscal year ended March 31, 1996. The Board of Directors has an Audit Committee, which makes recommendations to the full Board of Directors with respect to the engagement of the independent public accountants and reviews with the independent public accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee consists of the Directors who are not interested persons (as such term is defined in the Investment Company Act) of the Fund, Messrs. Burns, Chaipravat, Downey, Hoff, Morrell, and Tong Hsu. The Audit Committee met two times during the fiscal year ended March 31, 1996. For the fiscal year ended March 31, 1996, Robert Burns and Douglas Tong Hsu attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and of the Audit Committee. The Board of Directors does not have a nominating committee for the selection of Directors.


    Certain of the Directors of the Fund, including the nominees, reside outside the United States, and substantially all the assets of such persons are located outside the United States. It may not be possible, therefore, for investors to effect service of process within the United States upon such persons or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States or the laws of the State of Maryland. In addition, it is not certain that a foreign court would enforce, in original actions or in actions to enforce judgments obtained in the United States, liabilities against such persons predicated solely upon the federal securities laws.


    The executive officers of the Fund, other than as shown above, are: S. Jane Rose, Secretary, having held such office since September 18, 1986; Eugene S. Stark, Treasurer and Principal Financial and Accounting Officer, having held such office since March 15, 1995; and Deborah A. Docs, Assistant Secretary, having held such office since November 3, 1989. Ms. Rose is 50 years old and is a Senior Vice President (since January 1991) and Senior Counsel (since June
1987) of PMF and Senior  Vice  President  and Senior  Counsel of PSI (since July
1992);  prior thereto,  she was First Vice President of PMF (June  1987-December
1990).  Mr. Stark is 38 years old and is a First Vice  President  (since January
1989) of PMF and a First Vice President (since January 1992) of PSI. Ms. Docs is 38 years old and is a Vice President and Associate General Counsel (since January 1993) of PMF and a Vice President and Associate General Counsel (since January 1993) of PSI; prior thereto, she was an Associate Vice President (January 1990-December 1992) and Assistant General Counsel (November 1991-December 1992) of PMF.

                            APPROVAL OF AMENDMENT TO
                            ARTICLES OF INCORPORATION
                                (Proposal No. 2)

    The Board of Directors proposes, subject to the approval of stockholders, that the Fund's Articles of Incorporation be amended to increase the total number of authorized shares of Common Stock from 20,000,000 shares (par value, $.01) to 30,000,000 shares (par value, $.01). At May 27, 1996, 18,903,278 shares of the 20,000,000 shares of Common Stock currently authorized by the Articles of Incorporation were issued.

    The purpose of the proposed amendment is to increase the total authorized shares of Common Stock available for issuance, including issuance to permit reinvestment of dividends and capital gains distributions. There are currently only 1,096,722 shares of Common Stock available for issuance, and it is possible that the Fund will run out of authorized shares for issuance upon reinvestment of dividends and capital gains distributions in the near future if share capital is not increased. The Fund does not currently contemplate issuing additional shares of Common Stock other than for purposes of reinvestment of dividends and capital gains distributions.

    The Board of Directors has approved the amendment and has directed that it be submitted to the Fund's stockholders for consideration at this Annual Meeting. The Directors believe that the amendment is in the best interests of the stockholders and the Fund.

    The proposal to increase the authorized Common Stock must be approved by the holders of a majority of the Fund's shares of Common Stock in accordance with the Fund's Articles of Incorporation. The amendment will be effected as soon as is practicable after stockholder approval.

    THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

             APPROVAL OF A CHANGE IN THE FUND'S INVESTMENT OBJECTIVE
                 TO AUTHORIZE THE BOARD OF DIRECTORS TO APPROVE
           INVESTMENT IN ADDITIONAL ASIAN COUNTRIES (EXCLUDING JAPAN)
                                (Proposal No. 3)


    At the request of the Fund's Investment Manager, the Board of Directors has considered and approved, subject to stockholder ratification, an amendment to the Fund's investment objective that would authorize the Board of Directors to approve investment by the Fund in equity securities of additional Asian countries (excluding Japan).

    The Fund's current investment objective is:

        long-term capital appreciation through investment primarily in equity securities of companies in China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand (the "Asia Pacific
        Countries"), consisting of (i) securities traded principally on stock exchanges in the Asia Pacific Countries, (ii) securities of companies that derive 50% or more of their total revenue from either goods produced, sales made or services performed in the Asia Pacific Countries, (iii) securities (including American Depositary Receipts) of companies organized under the laws of an Asia Pacific Country that are publicly traded on recognized securities exchanges outside of the Asia Pacific Countries, and (iv) securities of investment companies and trusts that invest principally in the foregoing.

    If this proposal No. 3 is approved by stockholders, the revised investment objective would be:

        long-term capital appreciation through investment primarily in equity securities of Asia Pacific Countries, consisting of (i)
        securities traded principally on stock exchanges in the Asia Pacific Countries, (ii) securities of companies that derive 50% or more of their total revenue from either goods produced, sales made or services performed in the Asia Pacific Countries, (iii) securities (including American Depositary Receipts) of companies organized under the laws of an Asia Pacific Country that are publicly traded on recognized securities exchanges outside of the Asia Pacific Countries, and (iv) securities of investment companies and trusts that invest principally in the foregoing.

    This amendment would be effected by changing the definition of "Asia Pacific Countries," which is included in the statement of the Fund's investment objective, to mean the current countries in which the Fund may invest and additional Asian countries (excluding Japan) approved by the Board of Directors of the Fund from time to time.

    It is the policy of the Fund normally to invest at least 80% of the Fund's total assets in equity securities of companies in the Asia Pacific Countries. The Fund has no predetermined policy on the allocation of funds for investment among such countries. Neither of these policies will change if this proposal is approved.


    Historically, it has been necessary for the Board of Directors to submit the addition of each new Asian country deemed appropriate for investment by the Fund to stockholders for their approval. This procedure may delay desirable expansion of the Fund's investment mandate until the next annual meeting of stockholders following approval by the Board of Directors unless the expense of holding a special stockholders' meeting is to be incurred. If this proposal No. 3 is approved, the Board of Directors would be provided with the ability to react in a more timely manner to developments in the region that make it desirable to expand the Fund's investment mandate (i.e., expand the definition of the "Asia Pacific Countries") to include additional Asian countries (excluding Japan). The Board of Directors believes that this amendment is in the best interest of stockholders and recommends its approval.


    The Board of Directors is not currently considering adding any additional Asian countries to the definition of "Asia Pacific Countries." The Investment Manager does, however, regularly consider the suitability of investments in equity securities of companies in additional Asian countries, such as Vietnam. If in the future, the Investment Manager believes it is appropriate for the Fund to invest in these or any other Asian countries, it may so recommend to the Board of Directors of the Fund. If the Board of Directors approves investment by the Fund in such additional countries, they would be added to the definition of Asia Pacific Countries. While the Fund does not expect that it will normally give advance notice to stockholders of the approval by the Board of Directors of investment in additional Asian countries the Fund will give notice of such approval in subsequent semi-annual or annual reports to stockholders.

    The proposed amendment of the Fund's investment objective requires the vote of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act). Under the Investment Company Act, a majority of the outstanding voting securities is defined as the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares. If the amendment is not so approved by stockholders, the Fund's current investment objective will remain in effect.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 3.

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (Proposal No. 4)

    A majority of the members of the Board of Directors who are not interested persons of the Fund have selected Deloitte & Touche LLP as independent public accountants for the Fund for the fiscal year ending March 31, 1997. The ratification of the selection of independent accountants is to be voted on at the Meeting, and it is intended that the persons named in the accompanying proxy vote for Deloitte & Touche LLP. No representative of Deloitte & Touche LLP is expected to be present at the Meeting.


    The Board of Directors' policy regarding engaging independent public accountants' services is that management may engage the Fund's principal independent public accountants to perform any service(s) normally provided by independent public accounting firms. The Audit Committee reviews and approves all services, substantially all of which are auditing services, provided by the independent public accountants prior to their being rendered.


    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 4.


                                  OTHER MATTERS

    No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.


                             STOCKHOLDERS' PROPOSALS


    A stockholder's proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 1997 must be received by the Fund on or before February 1, 1997 in order to be included in the Fund's proxy statement and form of proxy relating to that meeting. The mere submission of a proposal by a stockholder does not guarantee that such proposal will be included in the proxy statement because certain federal rules must be complied with before inclusion of the proposal is required.


Dated: May 28, 1996                                      S. Jane Rose
                                                            Secretary



    STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY                    THE ASIA PACIFIC FUND, INC.                       PROXY
                                ONE SEAPORT PLAZA
                            NEW YORK, NEW YORK 10292

           Proxy for the Annual Meeting of Stockholders, July 2, 1996. This Proxy is Solicited on Behalf of the Board of Directors


The undersigned hereby appoints Deborah A. Docs, S. Jane Rose and David G.P. Scholfield as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of The Asia Pacific Fund, Inc. held of record by the undersigned on May 27, 1996 at the Annual Meeting of Stockholders to be held on July 2, 1996, or any adjournment thereof.


This proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder. If no direction is made, this proxy will be voted for Proposals 1 through 4 and if any other business is presented at the Meeting, in the best judgment of the persons named as Proxies herein.


- --------------------------------------------------------------------------------
         PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY
                              IN ENCLOSED ENVELOPE.
- --------------------------------------------------------------------------------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

- --------------------------------------------------------------------------------

                            HAS YOUR ADDRESS CHANGED?

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

(Left Column)

| X | PLEASE MARK VOTES
      AS IN THIS EXAMPLE
                                          For      With-      For All
                                                   hold       Except
                                           __       __          __
1.) Election of Directors.                |  |     |  |        |  |
    Class I (Term Expiring in 1999)       |__|     |__|        |__|


                                Olarn Chaipravat

                                Michael J. Downey

                                 John A. Morrell

INSTRUCTION: To withhold authority for any individual nominee, mark the "For All Except" box and strike a line through that nominee's name in the list above.

                                                     ---------------------------
Please be sure to sign and date this Proxy.          Date
- --------------------------------------------------------------------------------




- -----------Stockholder sign here-----------Co-owner sign here-------------------




(Right Column)
                                                                                        For       Against     Abstain
2.) To approve an  Amendment to the  Articles of  Incorporation  to increase the        ___         ___         ___
     authorized Common Stock of the Fund.                                              |   |       |   |       |   |
                                                                                       |___|       |___|       |___|

3.) To authorize the Board of Directors to  approve from time to time investment        ___         ___         ___
    by the Fund in additional Asian countries (excluding Japan).                       |   |       |   |       |   |
                                                                                       |___|       |___|       |___|

4.) To ratify the selection of Deloitte & Touche LLP as independent  accountants        ___         ___         ___
    of the Fund for the fiscal year ending March 31, 1997.                             |   |       |   |       |   |
                                                                                       |___|       |___|       |___|

5.) In their  discretion,  the  Proxies are  authorized  to vote upon such other        ___         ___         ___
    business as may properly come before the Meeting.                                  |   |       |   |       |   |
                                                                                       |___|       |___|       |___|


Mark box at right if address change has been noted on reverse side of this card.



                              RECORD DATE SHARES: